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                                  UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): February 26, 2001

                        COMMISSION FILE NUMBER 333-91845

                        CHARLES RIVER LABORATORIES, INC.
             (Exact Name of Registrant as specified in its Charter)

            DELAWARE                                   76-0509980
    (State of Incorporation)                (I.R.S. Employer Identification No.)

             251 BALLARDVALE STREET, WILMINGTON, MASSACHUSETTS 01887
               (Address of Principal Executive Offices) (Zip Code)

                                  978-658-6000
              (Registrant's Telephone Number, Including Area Code)


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                              ITEM 5. OTHER EVENTS.

On February 27, 2001, the Registrant issued a press release announcing the completion of the acquisition of Primedica Corporation from Genzyme Transgenics Corporation for $51.9 million. The purchase price includes $26 million in cash, $16.5 million in restricted stock of the Registrant's parent company, Charles River Laboratories International, Inc., and $9.4 million in assumed debt. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.


EXHIBIT 99.1

Press Release dated February 27, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHARLES RIVER LABORATORIES, INC.

Dated: February 28, 2001

                                    By: /s/ Dennis R. Shaughnessy
                                    -----------------------------
                                    Dennis R. Shaughnessy, Sr. Vice President,
                                    Business Development, General Counsel and
                                    Secretary